UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2006

                        NATIONAL TECHNICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           California                   0-16438                  95-4134955
  (State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation or organization)     File Number)           Identification No.)

        24007 Ventura Blvd., Suite 200
             Calabasas, California                              91302
   (Address of principal executive offices)                  (Zip Code)

                                 (818) 591-0776
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 7.01.        Regulation FD Disclosure.

      On August 3, 2006, National Technical Systems, Inc. (the "Registrant") issued a press release announcing the purchase of the assets of Dynamic Labs, an EMI and environmental testing laboratory. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

      The information in this Current Report and the exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01.        Financial Statements and Exhibits.

      (d)         Exhibits.

Exhibit No.       Title
-----------       -----

99.1              Press  release   dated  August  3,  2006  entitled   "National
                  Technical Systems, Inc. Acquires Assets of Dynamic Labs, an EMI and Environmental Testing Lab."


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  National Technical Systems, Inc.


Date:  August 3, 2006             By: /s/ Lloyd Blonder
                                      ------------------------------------------
                                      Lloyd Blonder
                                      Vice President and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.       Title
-----------       -----

99.1              Press  release   dated  August  3,  2006  entitled   "National
                  Technical Systems, Inc. Acquires Assets of Dynamic Labs, an EMI and Environmental Testing Lab."


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